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                                                                    Exhibit 10.3

                               TRUEPOSITION, INC.
                              AMENDED AND RESTATED
                            1995 STOCK INCENTIVE PLAN


1.       Purpose.

                  The purpose of the TruePosition, Inc. Amended and Restated 1995 Stock Incentive Plan (the "Plan") is to align the interests of officers, other employees, consultants and non-employee directors of TruePosition, Inc., a Delaware corporation ("TruePosition") and its subsidiaries, now held or hereafter acquired (collectively with TruePosition, the "Company") or of The Associated Group, Inc., a Delaware corporation and the Company's parent corporation ("Associated"), with those of the stockholder(s) of TruePosition; to attract, motivate and retain the best available executive personnel and key employees of the Company by permitting them to acquire or increase their proprietary interest in TruePosition; to compensate TruePosition's non-employee directors; and to reward the performance of individual officers, other employees and non-employee directors in fulfilling their personal responsibilities for long-range achievements.

2.       Definitions.

                  The following terms, as used herein, shall have the following meanings:

         (a) "Associated" shall have the meaning set forth in Section 1 hereof.

         (b) "Award" shall mean any Option or Restricted Stock granted pursuant to the Plan.

         (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document between TruePosition and a Participant evidencing an Award.

         (d)      "Board" shall mean the Board of Directors of TruePosition.



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         (e)      "Cause" shall mean (i) the engaging by the Participant in
                  willful misconduct that is materially injurious to the Company or Associated, (ii) the embezzlement or misappropriation of funds or property of the Company or Associated by the Participant or the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, or (iii) the willful failure or refusal by the Participant to substantially perform his duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant's incapacity due to disability). For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

         (f)      "Change in Control" shall have the meaning set forth in
                  Section 9(f) hereof.

         (g) "Common Stock" shall mean the Common Stock, par value $.000556 per share of TruePosition.

         (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (i) "Committee" shall mean the committee of the Board comprised of Non-Employee Directors which administers the Plan as provided herein.

         (j) "Company" shall have the meaning set forth in Section 1 hereof.

         (k) "Effective Date" shall have the meaning set forth in Section 9(k) hereof.


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         (l)      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (m) "Fair Market Value" of a share of Common Stock on any date shall be the fair market value of such Common Stock as determined by the Committee in its sole discretion; provided that (A) if the Common Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Common Stock on such exchange on such date or, if none, the next earlier date on which a sale was reported, (B) if the Common Stock is admitted to quotation on the Nasdaq National Market or other comparable quotation system, Fair Market Value on any date shall be the last sale price reported for the Common Stock on such system on such date or, if none, the next earlier date on which a sale was reported, or (C) if prices for the Common Stock are otherwise quoted on the Nasdaq System, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Common Stock on such system on such date or, if none, the next earlier date on which a sale was reported.

        (n) "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and is designated by the Committee as an Incentive Stock Option.

        (o) "Initial Director" shall mean a Non-Employee Director of TruePosition who is a member of the Board at the date of approval of the Plan by the stockholder(s) of TruePosition.

        (p) "Non-Employee Director" shall mean a member of the Board who is not also an employee of the Company.

        (q) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

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        (r)       "Option" shall mean the right, granted pursuant to the Plan, of a holder to purchase shares of Common Stock at a price and upon the terms to be specified by the Committee (or, with respect to a Non-Employee Director, pursuant to Section 7 hereof).

        (s) "Participant" shall mean an officer, other employee or consultant of the Company or of Associated who is, pursuant to
                  Section 4 of the Plan, selected to participate in the Plan and with respect to Awards under Section 7 hereof, each Non-Employee Director.

       (t)        "Plan" shall have the meaning set forth in Section 1 hereof.

       (u)        "Plan Year" shall mean TruePosition's fiscal year.

       (v) "Restricted Stock" shall mean any shares of Common Stock issued to a Participant, without payment to TruePosition, pursuant to Section 8 of the Plan.

       (w) "Subsequent Director" shall mean a Non-Employee Director of TruePosition who becomes a member of the Board (or with respect to directors who are also employees of the Company, a director who becomes a Non-Employee Director) subsequent to approval of the Plan by the Stockholder(s) of TruePosition.

       (x) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Sections 422(e) and 422(f), respectively, of the Code.

       (y) "TruePosition" shall have the meaning set forth in Section 1 hereof.

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3.       Administration.

                  The Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Awards (except under Section 7 hereof); to determine the persons to whom and the time or times at which Awards shall be granted (except under Section 7 hereof); to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award (except under Section 7 hereof); to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, adjusted, forfeited, exchanged, or surrendered or accelerated or an Option or Options may be repriced to a lower exercise price (except under Section 7 hereof); to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements, consistent with the terms and provisions of the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan, consistent with the terms and provisions of the Plan. The Committee shall consist of two or more persons who are intended to be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act.

4.       Eligibility.

                  Awards may be granted to officers, other employees and consultants of the Company and Associated in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. Awards shall also be made to Non-Employee Directors in accordance with the provisions of Section 7 hereof.


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5.       Stock Subject to the Plan.

                  (a) Number of Shares.The maximum number of shares of Common Stock reserved for issuance pursuant to the Plan shall be 2,500,000. All such shares of Common Stock shall be subject to equitable adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Common Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

                  (b) Equitable Adjustment. In the event that an extraordinary transaction or other event or circumstance affecting TruePosition or Associated is proposed or shall occur, including, but not limited to, any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, stock split, reverse stock split, reorganization, tender offer, merger, consolidation, spin-off, combination, repurchase, share exchange, sale of assets or other similar transaction or event, and the Committee determines, in its sole discretion, that a change or adjustment in the terms of any Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), including, but not limited to (A)causing changes or adjustments to any or all of (i) the number and kind of shares of stock or other securities or property which may there-after be issued in connection with Awards, (ii) the number and kind of shares of stock or other securities or property issued or issuable in respect of outstanding Awards, and
(iii) the exercise price relating to any Award, and (B) cancelling outstanding Awards in exchange for replacement awards or cash, it being understood that the Committee shall have the authority to cause different changes or adjustments to be made to any Awards held by

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Participants even if such Awards are identical and such Participants are similarly situated; further, provided, however, that with respect to Options which are intended by the Committee to remain Incentive Stock Options subsequent to any such adjustment, such adjustment shall be made in accordance with Section 424 of the Code.

6.       Stock Options.

                  Each Option granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable.

                  (a) Stock Options

                           (1) Number of Shares.Each Award Agreement shall
state the number of shares of Common Stock to which the Option relates.

                           (2) Type of Option. Each Award Agreement shall state
that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

                           (3) Option Exercise Price. Each Award Agreement
shall state the Option exercise price, which, except as provided in Section 6(a)(7)(B) below, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant. The Option exercise price shall be subject to adjustment as provided in
Section 5 hereof. Unless otherwise expressly stated in the Committee resolution expressly granting an Option, the date as of which the Committee adopts the resolution expressly granting an Option shall be considered the day on which such Option is granted.

                           (4) Method and Time of Payment. The Option exercise
price shall be paid in full, at the time of exercise, in cash (which may include cash received from the Company as compensation or cash borrowed from the Company), in shares of Common Stock having a Fair Market Value equal to such Option exercise price, in a

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combination of cash and Common Stock (or other consideration deemed acceptable by the Committee) or, in the sole discretion of the Committee, through a cashless exercise procedure.

                           (5) Term and Exercisability of Options. Each Award
Agreement shall provide that each Option shall become exercisable over a period determined by the Committee in its discretion, provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be not more than ten (10) years from the date of the grant of the Option, or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 6(a)(6) hereof. An Option may be exercised, as to any or full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of TruePosition, specifying the number of shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the Option exercise price. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of TruePosition receives both the notification and such payment.

                           (6) Termination. If a Participant's employment
by the Company terminates, the Committee will have the exclusive authority to determine if and for how long, and under what conditions, such Option may be exercised after such termination; however, in no event will an Option continue to be exercisable beyond the expiration date of such Option.

                           (7) Incentive Stock Options. Options granted as
Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this
Section 6.

                                    (A) Value of Shares. The aggregate
         Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of

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         Common Stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

                                    (B) Ten Percent Stockholder. In the case of
         an Incentive Stock Option granted to a Ten Percent Stockholder, (x) the option exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7.       Non-Employee Directors Formula Stock Options.

                  The provisions of this Section 7 shall apply only to grants of Options to Non-Employee Directors. The provisions of this Section 7 shall not be amended more than every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

         (a) General. Non-Employee Directors shall receive Nonqualified Stock Options under the Plan. The exercise price per share of Common Stock purchasable under Options granted to Non-Employee Directors shall be the Fair Market Value of a share of Common Stock on the date of grant. No option granted to a Non-Employee Director may be subject to a discretionary acceleration of exercisability except upon a Change in Control as defined in Section 9(f) hereof.

         (b) Initial Grants to Initial Directors. Upon the Effective Date, each Initial Director shall be granted automatically an Option to purchase 5,000 shares of Common Stock.

         (c) Initial Grants To Subsequent Directors. Each Subsequent Director will, at the time such director becomes a member of the Board, be granted automatically an Option to purchase 50,000 shares of Common Stock.

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         (d) Method and Time of Payment. The Option exercise price shall be paid in full, at the time of exercise, in cash (including cash received from the Company as compensation or cash borrowed from the Company), in shares of Common Stock having a Fair Market Value equal to such Option exercise price, in a combination of cash and Common Stock or through a cashless exercise procedure.

         (e) Term and Exercisability. Each Option granted under this Section 7 shall be exercisable as to 100 percent of the shares of Common Stock covered thereby on the first anniversary of the date the Option is granted. Each option granted under this Section 7 shall expire ten (10) years from the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

         (f) Termination. Upon the termination of a Non-Employee Director from such position, for any reason, all Options granted to such Non-Employee Director pursuant to this Section 7 which are exercisable at the time of such termination shall remain exercisable for a period of one year following the date of such termination (and, subject to Section 9 (f), all Options which are not exercisable at such time will automatically terminate), but in no event may the term of an Option be extended beyond its expiration date.

8.       Restricted Stock.

                  Restricted Stock granted pursuant to this Section 8 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein. The Committee shall determine the number of shares of Restricted Stock granted pursuant to the Award, the applicable restrictions on vesting, and the performance criteria, if any, which must be attained as a condition of the restrictions on such shares lapsing.

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                  (a) Restrictions. Until all restrictions on Restricted Stock lapse (including the attainment of performance criteria, if applicable) and such shares become vested, such shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Participant. Certificates for shares of Common Stock issued pursuant to Awards of Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of Common Stock in contravention of such restrictions shall be null and void and without effect. Until all restrictions on shares of Restricted Stock lapse (including the attainment of performance criteria, if applicable), the Common Stock certificates shall be held in escrow by an escrow agent appointed by the Committee.

                  (b) Forfeiture. Subject to such exceptions as may be determined by the Committee, if the Participant's continuous employment with the Company shall terminate for any reason prior to the lapsing of all restrictions on shares of Restricted Stock (including the attainment of performance criteria, if applicable) any shares of Restricted Stock remaining subject to restrictions or performance criteria shall thereupon be forfeited by the Participant and transferred to, and reacquired by, TruePosition at no cost thereto.

                  (c) Ownership. Except to the extent otherwise set forth in the Award Agreement, and subject to the provisions of the Plan, so long as any restrictions remain on shares of Restricted Stock (including the attainment of performance criteria, if any) the Participant shall possess all incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

9.       General Provisions.

                  (a) Compliance with Legal Requirements. The Plan and the granting and exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental authority or agency as may be required. The Com-

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pany, in its discretion, may postpone the issuance or delivery of Common Stock under any Award as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

                  (b) Nontransferability. Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution or, if then permitted by Rule 16b-3 under the Exchange Act, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

                  (c) No Right To Continued Employment. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or Associated or to be entitled to any renumeration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or Associated to terminate such Participant's employment.

                  (d) Withholding Taxes. Where a Participant or other person is entitled to receive shares of Common Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Common Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

                  Upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the

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payment of the amount of any taxes which are required by law to be withheld with respect to such disposition.

         Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares of Common Stock or cash otherwise payable to such Participant (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation; or (c) delivering to the Company previously acquired shares of Common Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation. A Participant's election to pay his or her withholding tax obligation (in whole or in part) by the method described in (b)(1) above is irrevocable once it is made, may be disapproved by the Committee and, if made by any director, officer or other person who is subject to Section 16(b) of the Exchange Act, must be made (x) only during the period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following the date of such release or (y) not less that six months prior to the date such Participant's withholding tax obligation arises.

                  (e) Amendment and Termination of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval under applicable Delaware law or in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act shall be effective unless the same shall be approved by the requisite vote of the

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stockholder(s) of TruePosition. Notwithstanding the foregoing, subject to the other provisions of the Plan, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate at the end of the 2004 fiscal year. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination. If, while any Awards remain outstanding under the Plan, either TruePosition or Associated determines to register as an investment company or elects to become a "business development company" as defined in the Investment Company Act of 1940, as amended (the "ICA"), then notwithstanding anything contained herein to the contrary, the Committee will have the discretion to terminate the Plan, to make any provision it deems appropriate with respect to any or all outstanding Awards (including without limitation the cancellation or termination thereof in exchange for a cash payment) or to make any amendments to the Plan as are necessary or appropriate to comply with the applicable provisions of the ICA, it being understood that the Committee shall have the authority to treat differently any Awards held by any Participants, even if such Awards are identical and such Participants are similarly situated.

                  (f) Change in Control. Notwithstanding any other provision of the Plan to the contrary, if, while any Awards remain outstanding under the Plan, a Change in Control (as defined below) of either TruePosition or Associated shall occur, then the Committee may, in its sole discretion (but shall not be required to), cause any one or more of the following to occur upon, immediately prior to, or after such Change in Control: (1) all Options granted under the Plan that are outstanding at the time of such Change in Control may become immediately exercisable in full, without regard to the years that have elapsed from the date of grant, and/or may be cancelled in exchange for a cash payment or a replacement award of equivalent value; and (2) all restrictions (including performance criteria, if any) with respect to shares of Restricted Stock that are outstanding at the time of such

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Change in Control shall lapse, and such shares shall be fully vested and nonforfeitable.

                  For purposes of this paragraph 9(f), a "Change in Control" of TruePosition or Associated (either entity being referred to herein as a "Corporation") shall occur upon the happening of the earliest to occur of the following:

                           (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) a Corporation, (2) any trustee or other fiduciary holding securities under an employee benefit plan of a Corporation or (3) any corporation owned, directly or indirectly, by the stockholders of a Corporation in substantially the same proportions as their ownership of the common stock of such Corporation (each an "excluded person")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act),directly or indirect- ly, of securities of a Corporation (not including in the securities beneficially owned by such person any securities acquired directly from such Corporation or its affiliates) representing 30% or more of the combined voting power of such Corporation's then outstanding voting securities;

                           (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute either the Board or the Board of Directors of Associated (either such board of directors being referred to herein as a "Corporation Board"), and any new director (other than a director designated by a person who has entered into an agreement with a Corporation to effect a transaction described in clause (i), (iii) or
         (iv) of this paragraph (f)) whose election by a Corporation Board or nomination for election by the applicable Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest),

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         cease for any reason to constitute at least a 70% majority of such
         Corporation Board;

                           (iii) the stockholders of a Corporation approve a merger or consolidation of such Corporation with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of such Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding without conversion or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of such Corporation or such surviving or parent entity outstanding immediately after such merger or consolidation or
         (B) a merger or consolidation effected to implement a recapitalization of a Corporation (or similar transaction) in which no "person" (as here- inabove defined) acquires 30% or more of the combined voting power of such Corporation's then outstanding securities; or

                           (iv) the stockholders of a Corporation approve a plan of complete liquidation of such Corporation or an agreement for the sale or disposition by such Corporation of all or substantially all of such Corporation's assets (or any transaction having a similar effect).

                  (g) Restrictions on Transferability and Repurchase Rights. An Award Agreement may provide that the shares of Common Stock issued to a Participant pursuant to an Award be subject to repurchase by the Company and/or be subject to restrictions on transferability, as well as any other terms and conditions which the Board or the Committee deems necessary or appropriate. The foregoing may be reflected in a shareholders or similar agreement which the Participant is required to execute or in the form of a legend on the shares of Common Stock.

                  (h) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically here-

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in, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of stock covered by any Award until the date of the issuance of a certificate to him for such shares.

                  (i) Unfunded Status of Awards.The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of TruePosition.

                  (j) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (k) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

                  (l) Effective Date. The Plan has been adopted by the Board and approved by Associated, as sole stockholder of TruePosition. The Plan shall become effective on October 16, 1995, which shall be the Effective Date.

                  (m) Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

                  (n) Interpretation. The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act, and all provisions hereof shall be construed in a manner to so comply.